                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 1999

                          Commonwealth Edison Company
             (Exact name of registrant as specified in its charter)

        Illinois                    1-1839                   36-0938600
     (State or other       (Commission File Number)         (IRS Employer
     jurisdiction of                                     Identification No.)
     incorporation)

 37th Floor, 10 South Dearborn Street,                 60690-0767
 Post Office Box 767, Chicago, Illinois                (Zip Code)
    (Address of principal executive
                offices)

       Registrant's telephone number, including area code: (312) 394-4321

Item 5. Other Events

  The purpose of this Current Report is to file certain financial information regarding the Registrant (Commonwealth Edison Company) and its subsidiaries. Such financial information is set forth in the exhibits to this Current Report.

  Exhibits

     (23) Consent of Independent Public Accountants
     (27) Financial Data Schedule of Commonwealth Edison Company
     (99) Commonwealth Edison Company and Subsidiary Companies--Certain
           Financial Information as of and for the Year Ended December 31,
           1998:
          --Summary of Selected Consolidated Financial Data
          --Cash Dividends Paid per Share of Common Stock
          --1998 Consolidated Revenues and Sales
          --Management's Discussion and Analysis of Financial Condition and
             Results of Operations
          --Report of Independent Public Accountants
          --Statements of Consolidated Operations for the years 1998, 1997 and
           1996
          --Consolidated Balance Sheets as of December 31, 1998 and 1997
          --Statements of Consolidated Capitalization as of December 31, 1998
           and 1997
          --Statements of Consolidated Retained Earnings (Deficit) for the
             years 1998, 1997 and 1996
          --Statements of Consolidated Cash Flows for the years 1998, 1997 and
           1996
          --Notes to Financial Statements

                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Commonwealth Edison Company
                                                 (Registrant)

                                          By:         Robert E. Berdelle
                                             ----------------------------------
                                                      Robert E. Berdelle
                                                 Vice President and
                                                  Comptroller

Date: February 24, 1999

                                 EXHIBIT INDEX

 Exhibit
 Number                       Description of Exhibit
 -------                      ----------------------
  (23)   Consent of Independent Public Accountants
  (27)   Financial Data Schedule of Commonwealth Edison Company
  (99)   Commonwealth Edison Company and Subsidiary Companies--Certain
          Financial Information as of and for the Year Ended December 31,
          1998:
         --Summary of Selected Consolidated Financial Data
         --Cash Dividends Paid per Share of Common Stock
         --1998 Consolidated Revenues and Sales
         --Management's Discussion and Analysis of Financial Condition
            and Results of Operations
         --Report of Independent Public Accountants
         --Statements of Consolidated Operations for the years 1998, 1997 and 1996
         --Consolidated Balance Sheets as of December 31, 1998 and 1997
         --Statements of Consolidated Capitalization as of December 31,
          1998 and 1997
         --Statements of Consolidated Retained Earnings (Deficit) for the
            years 1998, 1997 and 1996
         --Statements of Consolidated Cash Flows for the years 1998, 1997 and 1996
         --Notes to Financial Statements